UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 21, 2007
METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188

(Address of Principal Executive Offices)	(Zip Code)
212-578-2211

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 21, 2007, Metropolitan Life Insurance Company, a subsidiary of MetLife, Inc., amended and restated Part I of the MetLife Auxiliary Pension Plan (the “Auxiliary Plan”). The Auxiliary Plan provides benefits which participants would receive under the (tax-qualified) Metropolitan Life Retirement Plan for United States Employees (the “Retirement Plan”) if limitations on the amounts that can be paid under the Retirement Plan were not imposed by the United States Internal Revenue Code (the “Code”). Each of MetLife, Inc.’s named executive officers (as defined in Instruction 4 to Item 5.02 of Form 8-K) who remains currently employed by MetLife, Inc. or its affiliates (the “active named executive officers”) is a participant in the Auxiliary Plan.
     The terms of Part I of the Auxiliary Plan, as amended and restated (effective January 1, 2008) (the "2008 Auxiliary Plan Amendment"), as they affect the active named executive officers, are substantially similar to (and supersedes) those set forth in Part I of the Auxiliary Plan, as amended and restated (effective January 1, 2007) (the "2007 Auxiliary Plan Amendment"), filed as Exhibit 10.57 to MetLife, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2006, except that:
•	the time for participants to file an election choosing the time and form of benefit payment has been extended through Dec. 31 2008;

•	interest will be applied to all deferred non-annuity forms of payment, including both deferred installments and deferred lump sum payments;

•	participants who were at a Senior Vice President or higher level by Dec. 31, 2008 (“Senior Incumbent Participants”) may choose non-annuity forms of payment, such as lump sum payment or installments;

•	Senior Incumbent Participants may elect the time and form of payment of their benefits accrued prior to 2005 under the more lenient set of election rules that applied under the Auxiliary Plan prior to 2005; and

•	requirements to begin receiving benefits no later than at age 70 1/2 in amounts determined under Code Section 401(a)(9) have been eliminated for participants who would have had to begin receiving benefits under those rules on January 1, 2008 or later.
     The foregoing description of the 2008 Auxiliary Plan Amendment is not complete and is qualified in its entirety by reference to (i) the complete text of the Auxiliary Plan, which, as in effect prior to the 2008 Auxiliary Plan Amendment and the 2007 Auxiliary Plan Amendment, is filed as Exhibit 10.3 to MetLife, Inc.'s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, and (ii) the 2008 Auxiliary Plan Amendment, which is filed as Exhibit 10.1 hereto, both of which are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits
10.1	MetLife Auxiliary Pension Plan dated December 21, 2007 (amending and restating Part I thereof, effective January 1, 2008).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.
By:	/s/ Gwenn L. Carr
	Name:	Gwenn L. Carr
	Title:	Senior Vice-President and Secretary

Date: December 28, 2007

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT

10.1	MetLife Auxiliary Pension Plan dated December 21, 2007 (amending and restating Part I thereof, effective January 1, 2008).